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As filed with the Securities and Exchange Commission on December 10, 2007

Registration No. 333-145397

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 5
to
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

CLASSMATES MEDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	7389 (Primary Standard Industrial Classification Code Number)	26-0657253 (I.R.S. Employer Identification Number)

21301 Burbank Boulevard
Woodland Hills, California 91367
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Mark R. Goldston
Chairman, President and Chief Executive Officer
21301 Burbank Boulevard
Woodland Hills, California 91367
(818) 287-3600
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Gregg A. Noel Jeffrey H. Cohen Skadden, Arps, Slate, Meagher & Flom LLP 300 South Grand Avenue, Suite 3400 Los Angeles, California 90071 Tel: (213) 687-5000 Fax: (213) 687-5600	Jeffrey D. Saper Steven V. Bernard Wilson Sonsini Goodrich & Rosati Professional Corporation 650 Page Mill Road Palo Alto, California 94304 Tel: (650) 493-9300 Fax: (650) 493-6811

           Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

           If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☐

           If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

           If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

           If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

           The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

 EXPLANATORY NOTE

          This Amendment No. 5 is being filed for the purpose of refiling Exhibits 5.1, 10.11, 10.12, 10.13 and 10.14 to the Registration Statement (Registration No. 333-145397), and no changes or additions are being made hereby to the Prospectus constituting Part I of the Registration Statement or to Items 13, 14, 15, 16(B) or 17 of Part II of the Registration Statement. Accordingly, such Prospectus and Items 13, 14, 15, 16(B) and 17 of Part II have not been included herein.

1

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules.

(A)  Exhibits

Exhibit No.	Description
1.1	Form of Underwriting Agreement**
3.1	Amended and Restated Certificate of Incorporation**
3.2	Amended and Restated Bylaws**
3.3	Certificate of Designation for Series A Junior Participating Preferred Stock (included in exhibit 4.2 below)**
4.1	Form of specimen Class A common stock certificate**
4.2	Form of Rights Agreement between the Classmates Media Corporation and American Stock Transfer & Trust Company, as rights agent**
4.3	Promissory Note between Classmates Online, Inc. and United Online, Inc.**
4.4	Promissory Note between MyPoints.com, Inc. and United Online, Inc.**
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
10.1	Form of Master Transaction Agreement**
10.2	Form of Administrative Services Agreement**
10.3	Form of Tax Sharing Agreement**
10.4	Form of Employee Matters Agreement**
10.5	Form of Advertising Sales Representation Agreement**
10.6	Form of Technology Services Agreement**
10.7	Form of Real Estate Agreement (Woodland Hills, California)**
10.8	Form of Real Estate Agreement (Renton, Washington)**
10.9	Form of Real Estate Agreement (San Francisco, California)**
10.10	Form of Indemnification Agreement for directors and officers**+
10.11	2007 Incentive Compensation Plan+
10.12	Form of Option Agreement+
10.13	Form of Restricted Stock Unit Agreements+
10.14	Employee Stock Purchase Plan+
10.15	Employment Agreement with Mark R. Goldston**+
10.16	Employment Agreement with Paul J. Pucino**+
10.17	Employment Agreement with Frederic A. Randall, Jr.**+
10.18	Employment Agreement with Steven B. McArthur**+
10.19	Employment Agreement with John H. Fullmer**+
10.20	Employment Agreement with Layton S. Han**+
21.1	List of Subsidiaries**
23.1	Consent of PricewaterhouseCoopers LLP**
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)
24.1	Power of Attorney**

+
Management contract or compensatory plan.

**
Previously filed.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodland Hills, State of California, on December 10, 2007.

CLASSMATES MEDIA CORPORATION

By:	/s/ MARK R. GOLDSTON
Name:	Mark R. Goldston
Title:	Chairman, President and Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MARK R. GOLDSTON Mark R. Goldston	Chairman, President and Chief Executive Officer (Principal Executive Officer)	December 10, 2007
/s/ PAUL J. PUCINO Paul J. Pucino	Chief Financial Officer (Principal Financial and Accounting Officer)	December 10, 2007
* Robert Berglass	Director	December 10, 2007
* Kenneth L. Coleman	Director	December 10, 2007
* Nicholas Donatiello, Jr.	Director	December 10, 2007
* Howard G. Phanstiel	Director	December 10, 2007
* Greg J. Santora	Director	December 10, 2007

* Carol A. Scott	Director	December 10, 2007
* Roger S. Siboni	Director	December 10, 2007

*By:	/s/ MARK R. GOLDSTON Mark R. Goldston Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description
1.1	Form of Underwriting Agreement**
3.1	Amended and Restated Certificate of Incorporation**
3.2	Amended and Restated Bylaws**
3.3	Certificate of Designation for Series A Junior Participating Preferred Stock (included in exhibit 4.2 below)**
4.1	Form of specimen Class A common stock certificate**
4.2	Form of Rights Agreement between the Classmates Media Corporation and American Stock Transfer & Trust Company, as rights agent**
4.3	Promissory Note between Classmates Online, Inc. and United Online, Inc.**
4.4	Promissory Note between MyPoints.com, Inc. and United Online, Inc.**
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
10.1	Form of Master Transaction Agreement**
10.2	Form of Administrative Services Agreement**
10.3	Form of Tax Sharing Agreement**
10.4	Form of Employee Matters Agreement**
10.5	Form of Advertising Sales Representation Agreement**
10.6	Form of Technology Services Agreement**
10.7	Form of Real Estate Agreement (Woodland Hills, California)**
10.8	Form of Real Estate Agreement (Renton, Washington)**
10.9	Form of Real Estate Agreement (San Francisco, California)**
10.10	Form of Indemnification Agreement for directors and officers**+
10.11	2007 Incentive Compensation Plan+
10.12	Form of Option Agreement+
10.13	Form of Restricted Stock Unit Agreements+
10.14	Employee Stock Purchase Plan+
10.15	Employment Agreement with Mark R. Goldston**+
10.16	Employment Agreement with Paul J. Pucino**+
10.17	Employment Agreement with Frederic A. Randall, Jr.**+
10.18	Employment Agreement with Steven B. McArthur**+
10.19	Employment Agreement with John H. Fullmer**+
10.20	Employment Agreement with Layton S. Han**+
21.1	List of Subsidiaries**
23.1	Consent of PricewaterhouseCoopers LLP**
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)
24.1	Power of Attorney**

+
Management contract or compensatory plan.

**
Previously filed.

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EXPLANATORY NOTE
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
SIGNATURES
EXHIBIT INDEX